Exhibit 24

  POWER OF ATTORNEY FOR DEIRDRE P. CONNELLY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks, Andrea D. Goodrich and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation 2009 Amended and Restated Incentive Compensation Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of May 2018.

/s/ Deirdre P. Connelly
Deidre P. Connelly
Director of LNC

POWER OF ATTORNEY FOR WILLIAM H. CUNNINGHAM

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks, Andrea D. Goodrich and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation 2009 Amended and Restated Incentive Compensation Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of May 2018.

/s/ William H. Cunningham
William H. Cunningham
Director of LNC

POWER OF ATTORNEY FOR DENNIS R. GLASS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and officer of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks, Andrea D. Goodrich and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation 2009 Amended and Restated Incentive Compensation Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of May 2018.

/s/ Dennis R. Glass
Dennis R. Glass
Director and Officer of LNC

POWER OF ATTORNEY FOR GEORGE W. HENDERSON, III

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks, Andrea D. Goodrich and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation 2009 Amended and Restated Incentive Compensation Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of May 2018.

/s/ George W. Henderson, III
George W. Henderson, III
Director of LNC

POWER OF ATTORNEY FOR ERIC G. JOHNSON

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks, Andrea D. Goodrich and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation 2009 Amended and Restated Incentive Compensation Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of May 2018.

/s/ Eric G. Johnson
Eric G. Johnson
Director of LNC

POWER OF ATTORNEY FOR GARY C. KELLY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks, Andrea D. Goodrich and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation 2009 Amended and Restated Incentive Compensation Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of May 2018.

/s/ Gary C. Kelly
Gary C. Kelly
Director of LNC

POWER OF ATTORNEY FOR M. LEANNE LACHMAN

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks, Andrea D. Goodrich and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation 2009 Amended and Restated Incentive Compensation Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of May 2018.

/s/ M. Leanne Lachman
M. Leanne Lachman
Director of LNC

POWER OF ATTORNEY FOR MICHAEL F. MEE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks, Andrea D. Goodrich  and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation 2009 Amended and Restated Incentive Compensation Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of May 2018.

/s/ Michael F. Mee
Michael F. Mee
Director of LNC

POWER OF ATTORNEY FOR PATRICK S. PITTARD

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks, Andrea D. Goodrich and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation 2009 Amended and Restated Incentive Compensation Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of May 2018.

/s/ Patrick S. Pittard
Patrick S. Pittard
Director of LNC

POWER OF ATTORNEY FOR ISAIAH TIDWELL

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks, Andrea D. Goodrich and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation 2009 Amended and Restated Incentive Compensation Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and age nts, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of May 2018.

/s/ Isaiah Tidwell
Isaiah Tidwell
Director of LNC

POWER OF ATTORNEY FOR LYNN M. UTTER

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks, Andrea D. Goodrich and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation 2009 Amended and Restated Incentive Compensation Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of May 2018.

/s/ Lynn M. Utter
Lynn M. Utter
Director of LNC